UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                 Airlease Ltd., A California Limited Partnership
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                        1-9259                94-3008908
________________________________________________________________________________
(State or other jurisdiction          (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)


555 California Street, 4th Floor, San Francisco, California             94104
___________________________________________________________           __________
          (Address of principal executive offices)                    (Zip Code)


                                 (415) 765-1814
               ___________________________________________________
               Registrant's telephone number, including area code:




                                 Not applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.

         On September 30, 2004, the General Partner of the registrant issued a press release announcing that the registrant's dissolution, winding up and liquidation has been completed and that the registrant filed a certificate of cancellation with the California Secretary of State, thereby terminating its existence under California law. A copy of the press release is filed as Exhibit
99.1 hereto.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

             Exhibit No.                               Description
             ___________                               ___________

                99.1                     Press Release dated September 30, 2004.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 30, 2004               AIRLEASE LTD., A CALIFORNIA LIMITED
                                        PARTNERSHIP
                                        (Registrant)



                                        By:  Airlease Management Services, Inc.,
                                             Its General Partner


                                        By:  /s/ DAVID B. GEBLER
                                             ___________________________________
                                                 David B. Gebler
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

             Exhibit No.                               Description
             ___________                               ___________

                99.1                     Press Release dated September 30, 2004.